Contract No. ST075

                           Storage Service Agreement
                               Rate Schedule FSS

 1.  Shipper's Name and Address:

     Mountain Fuel Supply Company
     180 East First South, P.O. Box 11368
     Salt Lake City, Utah 84139

 2.  Shipper's Status:

         X          Local Distribution Company
                    Intrastate Pipeline Company
                    Interstate Pipeline Company
                    Marketer/Broker
                    Producer
                    End-User
                    Other

 3.  Storage Service:

         X          firm (Rate Schedule FSS)
                    interruptible (Rate Schedule ISS)

 4.  Volumes to be Injected and Withdrawn:

       Firm service in Mcf
           3.5 Bcf  annual working gas volume
    29.17 MMCf/day  minimum required deliverability (MRD)

                    MRD = Annual Working Gas Volume (MMcf/year)
                               150 days x .80

     Interruptible service in Mcf
                    annual working gas volume

 5.  Rates:

      FIRM SERVICE - RATE SCHEDULE FSS

      Reservation Charges:
      Deliverability:
         X          the maximum rate on Questar's Statement of Rates
                    a discounted rate of           /Mcf

      Inventory Capacity:
         X          the maximum rate on Questar's Statement of Rates
                    a discounted rate of           /Mcf

      Usage Charges:
      Injection: the maximum rate on Questar's Statement of Rates
      Withdrawal: the maximum rate on Questar's Statement of
                    Rates

      Overrun:  the maximum rate on Questar's Statement of Rates

      INTERRUPTIBLE SERVICE - RATE SCHEDULE ISS

      Usage Charges:
      Inventory:
                    the maximum rate on Questar's Statement of Rates
                    a discounted rate of           /Mcf

      Injection:
      Withdrawal:

 6.  Volumetric Rate:

                    Valid only if capacity under Rate Schedule FSS is released at a volumetric rate.

 7.  ACA Charge:
                    yes
     X              no

 8.  Additional Facilities Charges:

     X              None
                    lump-sum payment of
                    monthly fee of
                    See additional terms

 9.  Term of the Agreement:
      Initial term
     September 1, 1993 to August 31, 2013

      Renewal term
                    none
         X          other:  year to year

10.  Receipt Points:

       Map No.       Capacity

         66        3.5 Bcf/storage season


11. Delivery Points

     Meter No.      Capacity

       003926      3.5 Bcf/storage season

This Agreement includes all the terms and conditions of Questar's FERC Gas Tariff, First Revised Volume No. 1 and the terms, conditions and signatures of Shipper's Access Agreement with Questar.

Shipper:                               Questar Pipeline Company
Mountain Fuel Supply Company

By   /s/Michael E. Benefield           By /s/J. B. Carricaburu
Michael E. Benefield                      J. B. Carriaburu
 Vice President                            Vice President
   Gas Supply                          Gas Supply and Marketing


Date: 11-16-93
R93-007\MFS-075.KSO